                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 16, 1996
                                                --------------------------------


                           UCFC ACCEPTANCE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


       LOUISIANA                     333-07081                   72-1235336
----------------------------   -------------------          --------------------
(State or other jurisdiction       (Commission                (IRS Employer
  of incorporation)               File Number)                  ID Number)


    4041 ESSEN LANE, BATON ROUGE, LOUISIANA                          70809
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)


(Registrant's Telephone Number,                                  (504)924-6007
    including area code)                                       -----------------


                                     N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.       Other Events.

       UCFC Acceptance Corporation (the "Company") from time to time acts as depositor into and sponsor of trusts (each, a "Trust"), the purpose of which is to issue one or more series of Home Equity Loan Pass-Through Certificates (the "Certificates"), to be issued in series (each a "Series").

       The assets of each Trust will consist primarily of one or more pools of mortgage loans and certain other mortgage-related assets which may include fixed-or adjustable-rate home equity loans, or participations or other beneficial interests in such home equity loans secured primarily by first or second liens on one- to four-family residential properties ("Home Equity Loans"). Each Series of Certificates will represent interests in the related Trust and are not obligations of the Company. Holders of Certificates will not have any recourse to the assets of the Company except to the limited extent provided under the pooling and servicing agreement related to each Series of Certificates (each, a "Pooling Agreement"). Pursuant to the Pooling Agreement for each Series of Certificates, United Companies Lending Corporation(R) (the "Servicer") will service the related Home Equity Loans on behalf of the applicable Trust.

       On each Distribution Date for a Series of Certificates, the related Trustee will forward with each distribution to each holder of record of Certificates of such Series a statement (the "Monthly Statement") setting forth information required under the related Pooling Agreement.

       Pursuant to a request for No-Action granted by the Securities and Exchange Commission on November 12, 1993, the Servicer is filing this report on Form 8-K on behalf of the Company.





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
Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

  (c)  Exhibits

       Exhibit No.
       -----------
       20.1   UCFC Loan Trust 1996-A, Remics I, II and III, Monthly Report to
              Certificateholders for the Distribution Date in December, 1996.
              Pages 6-8.

       20.2   UCFC Loan Trust Series 1996-A, Reserve Fund Trust Statement to
              Certificateholders for the Distribution Date in December, 1996.
              Page 9.

       20.3   UCFC Loan Trust 1996-A, Statement to Certificateholders for the
              Distribution Date in December, 1996.  Pages 10-11.

       20.4   UCFC Loan Trust 1996-A, Statement To Certificate Insurer for the
              Distribution Date in December, 1996.  Page 12.

       20.5   UCFC Loan Trust 1996-B, Remics I, II and III, Monthly Report to
              Certificateholders for the Distribution Date in December, 1996.
              Pages 13-15.

       20.6   UCFC Loan Trust Series 1996-B-1, Reserve Fund Trust Statement to
              Certificateholders for the Distribution Date in December, 1996.
              Page 16.

       20.7   UCFC Loan Trust 1996-B-1, Statement to Certificateholders for the
              Distribution Date in December, 1996.  Pages 17-19.

       20.8   UCFC Acceptance Corporation, Home Equity Loan Pass-Through
              Certificates, Series 1996-C1 and 1996-C2, Remics I, II, and III,
              Monthly Report to Certificateholders for the Distribution Date in
              December, 1996.  Pages 20-22.

       20.9   UCFC Acceptance Corporation, Home Equity Loan Pass-Through
              Certificates, Series 1996-C1 and 1996-C2, Reserve Fund Trust
              Statement to Certificateholders for the Distribution Date in December, 1996. Page 23.

       20.10  UCFC Acceptance Corporation, Home Equity Loan Pass-Through
              Certificates, Series 1996-C1 and 1996-C2, Statement to
              Certificateholders for the Distribution Date in December, 1996.
              Pages 24-26.





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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          UNITED COMPANIES LENDING CORPORATION(R), as Servicer


                                 By:      /s/ Sherry E.  Anderson
                                    ----------------------------------------
                                        Sherry E. Anderson
                                        Secretary


Dated: January 8, 1997





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
                                 EXHIBIT INDEX



Exhibit No.                 Description
-----------                 -----------
       20.1   UCFC Loan Trust 1996-A, Remics I, II and III, Monthly Report to
              Certificateholders for the Distribution Date in December, 1996.
              Pages 6-8.

       20.2   UCFC Loan Trust Series 1996-A, Reserve Fund Trust Statement to
              Certificateholders for the Distribution Date in December, 1996.
              Page 9.

       20.3   UCFC Loan Trust 1996-A, Statement to Certificateholders for the
              Distribution Date in December, 1996.  Pages 10-11.

       20.4   UCFC Loan Trust 1996-A, Statement To Certificate Insurer for the
              Distribution Date in December, 1996.  Page 12.

       20.5   UCFC Loan Trust 1996-B, Remics I, II and III, Monthly Report to
              Certificateholders for the Distribution Date in December, 1996.
              Pages 13-15.

       20.6   UCFC Loan Trust Series 1996-B-1, Reserve Fund Trust Statement to
              Certificateholders for the Distribution Date in December, 1996.
              Page 16.

       20.7   UCFC Loan Trust 1996-B-1, Statement to Certificateholders for the
              Distribution Date in December, 1996.  Pages 17-19.

       20.8   UCFC Acceptance Corporation, Home Equity Loan Pass-Through
              Certificates, Series 1996-C1 and 1996-C2, Remics I, II, and III,
              Monthly Report to Certificateholders for the Distribution Date in
              December, 1996.  Pages 20-22.

       20.9   UCFC Acceptance Corporation, Home Equity Loan Pass-Through
              Certificates, Series 1996-C1 and 1996-C2, Reserve Fund Trust
              Statement to Certificateholders for the Distribution Date in December, 1996. Page 23.

       20.10  UCFC Acceptance Corporation, Home Equity Loan Pass-Through
              Certificates, Series 1996-C1 and 1996-C2, Statement to
              Certificateholders for the Distribution Date in December, 1996.
              Pages 24-26.




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